Exhibit 10.9

                                         Execution Version

EXTENSION AGREEMENT

This EXTENSION AGREEMENT (this “Agreement”), dated as of December 9, 2024, is entered into among IDACORP INC., an Idaho corporation (“IDACORP” or the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

IDACORP, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 8, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

IDACORP has requested its first one-year extension of the Facility Termination Date pursuant to Section 2.21(a) of the Credit Agreement and each Lender executing this Agreement as a “Consenting Lender” (each, a “Consenting Lender”) has approved such request pursuant to Section 2.21(a) of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Extension. Pursuant to Section 2.21(a) of the Credit Agreement, the Borrower requested an extension of the Facility Termination Date for a period of one year from December 8, 2028 to December 7, 2029 (the “Extension”). As of the date hereof, Consenting Lenders holding Commitments that aggregate more than 50% of the Aggregate Commitments have agreed to extend (such agreement evidenced by their execution of this Agreement) the Facility Termination Date as to the Consenting Lenders for a period of one year from December 8, 2028 to December 7, 2029. Subject to the satisfaction of the conditions in Section 1 hereof, the Facility Termination Date as to the Consenting Lenders is hereby extended to December 7, 2029. The Facility Termination Date as to each Non-Consenting Lender remains unchanged, subject to the right of the Borrower pursuant to Section 2.21(b) of the Credit Agreement to require any Non-Consenting Lender to assign to one or more Eligible Replacement Lender all of its rights and obligations under the Credit Agreement. For the avoidance of doubt, all notice and timing requirements required by Section 2.21 have been satisfied.

2.Conditions to Effectiveness. The Extension set forth in Section 1 shall become effective as of the date (the “Extension Effective Date”) on which each of the following conditions precedent shall have been satisfied:

a.The Administrative Agent shall have received counterparts of this Agreement duly executed by IDACORP, the Administrative Agent and Consenting Lenders holding Commitments that aggregate more than 50% of the Aggregate Commitments.

b.IDACORP shall have paid the fees and reasonable expenses required to be paid on or prior to the Extension Effective Date under that certain fee letter, dated as of October

29, 2024, among IDACORP, Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association, including but not limited to an extension fee equal to 0.06% of each Consenting Lender’s Commitment as of the Extension Effective Date, and all other fees and reasonable expenses of the Administrative Agent and the Lenders required under the Credit Agreement and any other Loan Document to be paid on or prior to the Extension Effective Date (including reasonable fees and expenses of counsel) in connection with this Agreement.

c.The Administrative Agent shall have received a certificate (the statements contained in which shall be true) of a duly authorized officer of IDACORP, dated as of the Extension Effective Date, stating that both before and after giving effect to the Extension (i) no Default has occurred and is continuing and (ii) all representations and warranties contained in Article 5 of the Credit Agreement are true and correct in all material respects on and as of the Extension Effective Date, except for such representations or warranties which by their terms are made as of a specified date, which shall be true and correct as of such specified date.

d.The Administrative Agent shall have received copies (certified to be true and complete by an authorized officer of the Borrower) of all approval orders of any public utilities commission or any other regulatory body having jurisdiction over the Borrower (if any) required for the Borrower in connection with the Extension.

3.Representations and Warranties. The Borrower hereby represents and warrants, on and as of the Extension Effective Date, that (i) the representations and warranties contained in the Credit Agreement are true and correct, both immediately before and after giving effect to this Agreement (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct only on and as of such specific date), (ii) this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law), and (iii) no Default or Unmatured Default has occurred and is continuing on the Extension Effective Date, both immediately before and immediately after giving effect to this Agreement.

4.Full Force and Effect. Except as expressly modified hereby, the Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Agreement. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as modified hereby. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or any Loan Document except as expressly set forth herein. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

5.Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction.

6.Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

7.Expenses. The Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Agreement.

8.Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

9.Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

10.Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Agreement of its signatures hereon through facsimile or other electronic image file (including .pdf) may be relied upon as if this Agreement were physically delivered with an original hand-written signature of such party and shall be binding on such party for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

IDACORP, INC.

By: /s/Brian R. Buckham
Name: Brian R. Buckham
Title: Senior Vice President, Chief Financial
Officer, and Treasurer

SIGNATURE PAGE TO
EXTENSION AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an LC Issuer, a Swingline Bank and a Consenting Lender

By: /s/Mitchell Bayne
Name: Mitchell Bayne
Title: Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By: /s/Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

BANK OF AMERICA, N.A., as a Consenting Lender

By: /s/Jeff Olivas
Name: Jeff Olivas
Title: Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

MIZUHO BANK, LTD, as a Consenting Lender

By: /s/Edward Sacks
Name: Edward Sacks
Title: Managing Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

MORGAN STANLEY BANK, N.A., as a Consenting Lender

By: /s/Fred J. Gonfiantini Jr.
Name: Fred J. Gonfiantini Jr.
Title: Authorized Signatory

SIGNATURE PAGE TO
EXTENSION AGREEMENT

MUFG BANK, LTD., as a Consenting Lender

By: /s/Michael Agrimis
Name: Michael Agrimis
Title: Managing Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/Eugene Butera
Name: Eugene Butera
Title: Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT